BLACKROCK ASIAN DRAGON FUND, INC.

(the “Fund”)

Supplement dated August 19, 2020 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated April 29, 2020, as supplemented to date

Effective August 20, 2020, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Asian Dragon Fund, Inc. — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Asian Dragon Fund, Inc. — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Stephen Andrews	2020	Managing Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGER OF THE FUND
Stephen Andrews is the portfolio manager of the Fund and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio manager.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio manager of the Fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Stephen Andrews	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Managing Director and Co-Head of Global Emerging Market Equities of BlackRock, Inc. since 2017; Head of Asian Financials Research and Co-Head of Global Banks at Deutsche Bank from 2016 to 2017; Managing Director at UBS from 2004 to 2016.

Shareholders should retain this Supplement for future reference.